UNITED STATES
                       Securities and Exchange Commission
                             Washington, DC. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       38
and
THE INVESTMENT COMPANY ACT OF 1940                                            26


Valley Forge Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
1375 Anthony Wayne Dr.  Wayne, PA  19087
(Address of Principal Executive Offices)

610-688-6839
(Registrants Telephone Number)

Bernard B. Klawans  1375 Anthony Wayne Dr  Wayne PA. 19087
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering on 03/22/02
            pursuant to rule 485 pparagraph (b) POS



Calculation of Registration Fee Under the Securities Act of 1933

 Title of Securities    Amount Being   Proposed Max   Proposed Max     Amount of
  being Registered       Registered      Offering      Aggregate       Registra-
                                          Price      Offering Price    tion  Fee

                    None being requested at this time.

[Outside front cover]




                                                VALLEY FORGE FUND, INC.

                                                       Prospectus
                                                     March 22, 2002

RISK/RETURN SUMMARY
Fund Investment Objectives/Goals..2
Principal Investment Strategies...2
Principal Investment Risks........2
 Narrative Risk Disclosure........2
 Temporary Defensive Position.....2
 Risk/Return Bar Chart & Table....2
 Non-diversification Policy.......2
Fees & Expenses...................3
 Shareholder Fees.................3
 Annual Operating Expenses........3
 Example..........................3
OBJECTIVES,STRATEGIES & RISKS
 Investment Objectives............3
 Principal Investment Stratefies..3
  Security Selection Criteria.....3
  Portfolio Turnover Policy.......3       Like all mutual funds, the Securities
 Risks............................3       and Exchange Commission has  not  ap-
FUND PERFORMANCE..................4       proved or disapproved of these secur-
MANAGEMENT                                ities offered  in the Prospectus  and
 Investment Adviser...............4       has  not passed upon  the accuracy or
 Contract Terms...................4       adequacy of this Prospectus.  Any re-
 Expense Sharing..................4       presentation to  the  contrary  is  a
 Portfolio Manager................5       criminal offense.
Legal Proceedings.................5
CAPITAL STOCK
 Description of Common Stock......5
 Voting Rights....................5
SHAREHOLDER INFORMATION
 Who Should Invest................5
 Who Should Not Invest............5
PRUCHASES & REDEMPTIONS
 Pricing of Fund Shares...........5
  When & How Do We Price..........5
 Market Value of Securities.......5
 Purchase of Shares...............5
  Initial Investments.............5
  Subsequent Purchase.............5
 Redemption of Fund Shares........5
  Endorsement Requirements........5
Redemption Price..................6
Redemption Payment................6
DIVIDENDS & DISTRIBUTIONS
 Reinvestments....................6
 Cash Payouts.....................6
TAX CONSEQUENCES
 Tax Distributions................6
 Federal Withholding..............6
DISTRIBUTION ARRAGEMENTS..........6
FINANCIAL HIGHLIGHTS..............7

                    Fund Investment Objectives/Goals
The Fund seeks to provide appreciation through investment in common stocks and securities convertible into common stocks.

                    Principal Investment Strategies
Security selections recommended by our Investment Advisor include companies that have shown a general upturn in earnings accompanied by dividend increases. The Advisor also recommends companies that either lead or are in the process of be-coming leaders in their fields of endeavor. On occasion, companies will be re-commended because research and discussions with management indicate that the stock price appears to be significantly undervalued.

                     Principal Investment Risks
Narrative Risk Disclosure: The Fund's total return, like stock prices generally, goes up and down such that an investor may lose money over short and even long periods of time. The Fund is also subject to manager risk, which is the chance that, in spite of Fund investment strategies, poor security selection will cause the Fund to under perform other Funds with similar investment objectives.

Temporary Defensive Position: Because of the conservative intent of Fund mana-gement, the Fund may invest in large amounts of money market securities to de-fend capital during such times that periods of falling common stock prices are expected. These investment decisions made by the Adviser to defend capital may reduce shareholder potential profits in extended periods of rising common stock prices. The Fund was 25% in money markets at the end of 2001.

Risk/Return Bar Chart and Table: The bar chart and table below provide an indi-cation of the risk of investing in the Fund. The bar chart shows the Fund's per-formance in each year over a ten-year period. During this period, the highest return for a calendar quarter was 11.30% (quarter ended June 1999 and the low-est return was -4.57% (quarter ended December 1999). Please keep in mind that the Fund's past performance does not indicate how it may perform in the future.


"We were informed by Edgar personnel that bar chart requirements for this Pro-spectus could not be handled under current filling conditions. we, therefore, are presenting the data numerically herein which will be placed in the defini-tive Prospectus in bar chart format upon notice that the new Prosepcturs has been approved."

         Valley Forge Fund Annual Total Returns in percent

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001

9.32    17.18   5.89    10.63   6.22     5.98   3.79    0.27    0.48    18.57

The table shows the Fund's average annual returns for one, five and ten years and the effect of federal income taxes on these returns. Tax figures for the Fund were calculated using the highest individual federal income tax bracket for every situation. Actual after tax returns may be lower then those shown since they depend on the investor's tax information. State and local taxes were not considered. Please note that this tax information does not apply to tax deferr-ed account such as IRA's because such accounts are subject to taxation only upon distribution.

                                                  Average Annual Total Returns:
                                                  Period Ended December 31, 2001
                                                         1 Year 5 Years 10 Years
Valley Forge Fund, Inc. - Return Before Taxes           18.57%   5.83%   7.88%
Return after Taxes on Distributions                       16.78  2.46    4.63
Return after Taxes on Distributions & sale of Fund Shares 11.33  3.53    4.77

S & P 500 Index - Return Before Fees, Expenses or Taxes  -13.04  11.66  13.78

Non-diversification Policy: The Fund is non-diversified which means that it may invest a relatively high percentage of its assets in a limited number of securi-ties. As a result, the Fund may be more susceptible to a single negative econo-mic, political or regulatory occurrence. The Fund seeds only enough diversifi-cation in its security selections to maintain its federal nontaxable status un-der Sub-Chapter M of the Internal Revenue Code.


                       FEES AND EXPENSES

The following table describes fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment):
             	Maximum Sales Charge (Load) Imposed on Purchases:   	None
             	Maximum Deferred Sales Charge (Load):			None
                Maximum Sales Charge (Load) on Reinvested Dividends:    None
                Redemption Fee:                                         None
                Exchange Fee:                                           None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
                Management Fees:                                        1.00%
                Distribution and/or Service] 12b-1 Fees:                None
                Other Expenses:                                         0.26%
                Total Annual Fund Operating Expenses:                   1.26%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then re-deem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds operating ex-penses remain the same. Although your actual costs may be lower, based on these assumptions your costs would be:

               1 year          3 years         5 years         10 years
               $  129          $  402          $  695          $1,530


                   OBJECTIVES, STRATEGIES, AND RISKS

                           Investment Objectives
The Fund seeks to provide capital appreciation through investment in common sto-cks and securities convertible into common stocks. Purchases of issues listed primarily on the New York Stock Exchange will be recommended by the Adviser whenever he believes that a period of rising common stocks is expected soon.
It must be realized, as is true of almost all securities, there can be no assu-rance that the Fund will obtain its ongoing objective of capital appreciation.

                            Principal Investment Strategies
Security Selection Criteria: As stated in the section Principal Investment Stra-tegies on page 2, security selections recommended by our Investment Advisor in-clude companies that have shown a general upturn in earnings accompanied by com-mensurate dividend increases. The Adviser also recommends companies that eitherlead or are in the process of becoming leaders in their fields of endeavor. On occasion, companies will be recommended because research and discussions with management indicate that the stock price appears to be significantly undervalued.Portfolio Turnover Policy: In volatile markets, the Fund may engage in short-term trading (selling securities within a year of purchase) in response to rapidly changing market and particular security condi-tions. This would affect the taxes the shareholders would have to pay in that the profits, if any, would be treated as ordinary income rather than the lower rate on long-term capital gains. Turnover of the Fund's portfolio of securities was 75% in 2001, 60% in 2000 and 71% in 1999.

                            Risks
As said under Narrative Risk Disclosure on page 2, the Fund's total return, like stock prices generally, goes up and down such that an investor may lose money over short and even long periods of time. The Fund is also subject to manager risk, which is the chance that, in spite of Fund investment strategies, poor security selection will cause the Fund to under perform other Funds with similar investment objectives.

                            FUND PERFORMANCE

We intend to continue the slightly more aggressive approach we used in the year 2001 plus continued purchase of low multiple value securities. This approach seems to work well since we finished positive in a negative year.


                            MANAGEMENT

Investment Adviser: The Valley Forge Management Corp. (VFMC) is a Pennsylvania corporation that acts as an Investment Adviser to the Fund. Mr. Bernard B. Klawans is the owner, director and officer of the Investment Adviser and is also president of the Fund.

On July 19,1978 the shareholders of the Fund approved a management and advisory contract with the VFMC which was unanimously renewed by the Directors August 21, 2001. This Agreement will continue on a year-to-year basis provided that appro-val is voted at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the directors of the Fund who are neither parties to the agreement nor int-erested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval.

Contract Terms: VFMC will furnish investment advice to the Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or sold. The Agree-ment may be terminated at any time without the payment of any penalty by the Board of Directors or by vote of a majority of the outstanding shares of the Fund on not more than 60 days written notice to VFMC. In the event of its assi-gnment, the Agreement will terminate automatically. The Fund's officers and di-rectors are empowered at any time to reject or cancel VFMC's advice. For these services the Fund has agreed to pay to VFMC a fee of 1% per year on the net as-sets of the Fund. This fee is computed on the average daily closing net asset value of the Fund, is payable monthly and is higher than the fee paid by most other funds. Notwithstanding, VMFC would forgo sufficient fees to hold the total expenses of the Fund to less than 1.5% of the total assets. All fees and expense of Fund incurred in 2001 were 1.26% of its averaged assets for the year 2001.

Expense Sharing: VFMC will pay the salaries of those of the Funds employees who may be officers or directors or employees of the Investment Advisor. Fees, if any, of the custodian, registrar, transfer agent or record keepers shall also be paid by VFMC. The Fund pays all other expenses, including fees and expenses of directors not affiliated with the Advisor; legal and accounting fees; inter-est, taxes and brokerage commissions, and the expense of operating its offices. VFMC has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges. It recei-ved $66,564 in management fees in 2001, $65,745 in 2000 and $80,334 in 1999.

Portfolio Manager: Mr. Klawans has been the portfolio manager of the Valley Forge Fund since the Fund's inception in 1971. Although he manages the day to day operations of the Fund, his only remuneration comes from receipt of the management fee earned by VFMC for portfolio investment advice.

Legal Proceedings: As of the date of this Prospectus, there was no pending of threatened litigation involving the Fund in any capacity whatsoever.


                            CAPITAL STOCK

Description of Common Stock: The authorized capitalization of the Fund consists of 10,000,000 shares of common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversi-on or pre-emptive rights applicable to any shares of the Fund. All shares issued are full paid and non-accessible.

Voting Rights: Each holder of common stocks has one vote for each share held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, and the holders of the remaining shares cannot elect any person as a director.


                            SHAREHOLDER INFORMATION

Who may invest: Investors seeking a fund that desires modest fluctuations under all market conditions and are willing to accept under performance on the upside in times of extraordinary market moves to achieve the desired preservation of capital by going to large short-term cash positions.

Who should not invest: Investors desiring high risk increases in net asset value and are willing to accept significant fluctuations in share prices.

                            Pricing of Fund Shares
When and How do We Price: The net asset value of the Fund's shares is determined as of the close of each business day the New York Stock Exchange is open (pre-sently 4:00p.m.) Monday through Friday exclusive of Presidents Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas and New Year's Day. The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding.

Market Value of Securities: The market value of securities held by the Fund that are listed on a national exchange is determined to be the last recent sales pri-ce on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market. Short-term paper (debt obligations maturing in less than 61 days) is valued at fair market value as determined in good faith by the Board of Directors.


                            PURCHASES & REDEMPTIONS

                            Purchase of Fund Shares
The offering price of the shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described in the above section "Pricing of Fund Shares". The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purch-ase applications when, in the judgement of management such termination or rejec-tion is in the best interests of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund. The minimum purchase of shares is $1,000 that is due and payable three business days after the purchase date. Less may be ac-cepted under especial circumstances.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three business days after the purchase date. The minimum is $100, but less may be accepted under especial circumstances.

                            Redemption of Fund Shares
Endorsement Requirements: The Fund will redeem all or any part of the shares of any shareholder that tenders a request for redemption (if certificates have not been issued) or certificates with respect to shares for which certificates had been issued. In either case, proper endorsements guaranteed either by a nation-al bank or a member firm of the New York Stock Exchange will be required unless the shareholder is known to management.

Redemption Price: The redemption price is the net asset value per share next de-termined after notice is received by the Fund for redemption of shares. The pro-ceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Redemption Payment: Payment of the Fund will ordinarily be made within three business days after tender. The Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Com-mission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practical. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.

                            DIVIDENDS & DISTRIBUTIONS

Re-Investments: The Fund will automatically use the taxable dividend and capital gains distributions for purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividends and/or capital gains distributions, if any , to such shareholder in cash.


                            TAX CONSEQUENCES

Under provisions of Sub-Chapter M of the Interval Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and real-ized capital gains, has been and intends to continue to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities tran-sactions, and no more than 50% of the Fund's assets may be in security holdings that exceed 5% of the total assets of the Fund at the time of purchase.

Tax Distributions: Distribution of any net long-term capital gains realized by the Fund in 2000 will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

Federal Withholding: The Fund is required by federal law to withhold 31% of re-portable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations.
In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.



                            DISTRIBUTION ARRANGEMENTS

The Fund is a truly no-load fund in that there are NO purchase or sales fees and no 12b-1 fees and no account maintenance fees whatsoever.

                            FINANCIAL HIGHLIGHTS


Financial Highlights: The financial highlights table is intended to help you un-derstand the Fund's financial performance for the past five years, Certain in-formation reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distribu-tions). This information has been audited by Sanville & Company, Certified Pu-blic Accounts, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, that is available upon re-quest.



           FINANCIAL HEIGHLIGHTS & RELATED RATIOS/SUPPLEMENTAL DATA

                                            Years  Ended December 31
                                  2001      2000      1999      1998      1997
Per Share Data:
Net asset value, beginning of year$7.00 $ 7.83 $ 8.32 $ 8.86 $ 9.36 Income from Investment Operations
Net investment income              0.31      0.36      0.29      0.28      0.30
Net Realized & unrealized gain
  On Investment                    0.99     (0.32)    (0.27)     0.06      0.26
                                -----------------------------------------------
Total Income from Investment
  operations totals                1.30      0.04      0.02      0.34      0.56

Less Distribution:                (0.32)    (0.87)    (0.51)    (0.98)    (0.96)
                                ------------------------------------------------
Net asset value End of Year     $  7.98    $ 7.83    $ 8.32    $ 8.96    $ 9.36
                                ================================================

Total return                       18.57%     0.48%     0.27%     3.79%    5.98%

Net assets Dec 31st in (000)'s  $  7,182  $  6,234    $ 7,286  $ 8,914   $10,800
                                ================================================
Ratios to Average Net Assets:
 Expenses                          1.26%      1.40%     1.20%     1.30%    1.30%
 Net investment income             3.90%      4.30%     3.00%     3.20%    3.20%

Portfolio turnover rate           75.45%     69.90%    71.10%     107.60% 59.70%

                         WHERE TO GO FOR MORE INFORMATION

     You Will Find More Information About The Valley Forge Fund, Inc. In The
                                Following Documents:

Statement of Additional Information (SAI) - The Statement of Additional Infor-mation contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.

Annual and Semi-annual Reports - Our annual and semi-annual reports give current holdings and detailed financial statements of the Fund as of the end of the per-iod presented. In addition, market conditions and Fund strategies that affected the Fund's performance are discussed.



     THERE ARE TWO WAYS TO GET A COPY OF ONE OR MORE OF THESE DOCUMENTS:

1. Call or write for one, and a copy will be sent without charge.
                            Valley Forge Fund, Inc.
                            1375 Anthony Wayne Dr.
                            Wayne, PA. 19087
                            1-800-548-1942

2. You may also obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C. Call the Securities and Exchange Com-mission at 1-800-sec-0330 for room hours and operation. Yo u may also obtain Fund information by sending a written request and duplicating fee to the Pub-lic Reference Section of the SEC, Washington, D.C. 20549-6609.


         Please contact the Fund at the above address if you wish to request other information and/or more shareholder inquires.




                     WHY YOU SHOULD READ THIS PROSPECTUS

Every attempt has been made to present the objectives, risks and strategy of the Fund in plain and, hopefully, easily understandable language. The Prospectus is designed to aid you in deciding whether this is one of the right investments for you.  We sugges that you keep it for future reference.





              VALLEY FORGE FUND, INC. - SEC file number 811-2287

                           VALLEY FORGE FUND,  INC.
                           1375 Anthony Wayne Drive
                              Wayne, PA.   19087
                      610-688-6839           800-548-1942


                                    Part B
                      STATEMENT OF ADDITIONAL INFORMATION
                                 March 22, 2002

This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus dated March 22, 2002. To obtain the Prospectus, you may write the Fund or call either of the telephone numbers that are shown above.

                               TABLE OF CONTENTS
      FUND HISTORY ..................................................... 1
      DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
         Cassification ................................................. 1
         Investment Strategies and Risks ............................... 1
         Fund Policies ................................................. 1
         Temporary Defensive Position and Portfolio Turnover ........... 2
         Portfolio Turnover ............................................ 2
      MANAGEMENT OF THE FUND
         Board of Directors ............................................ 2
         Management Information ........................................ 2
         Compensation and Sales Loads .................................. 2
      CONTRON PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
         Control Persons ............................................... 2
         Principal Holders ............................................. 3
         Management Ownership .......................................... 3
      INVESTMENT ADVISORY AND OTHER SERVICES
         Investment Adviser ............................................ 3
         Principal Underwriter.......................................... 3
         Third Party Payments and Service Agreements ................... 3
         Other Investment Advice ....................................... 3
         Dealer Reallowances and Other Services ........................ 3
      BROKERAGE ALLOWANCES AND OTHER PRACTICES
         Brokerage Transactions ........................................ 3
         Commissions ................................................... 3
         Brokerage Selection ........................................... 4
      CAPITAL STOCK AND OTHER SECURITIES ............................... 4
      PURCHASE, REDEMPTION, AND PRICING OF SHARES
         Purchase of Shares ............................................ 4
         Fund Reorganizations .......................................... 4
         Offering Price and Redemption in Kind ......................... 4
      TAXATION OF THE FUND ............................................. 4
      UNDERWRITERS OF THE FUND ......................................... 4
      CALCULATION OF PERFORMANCE DATA .................................. 4
      FINANCIAL STATEMENTS
         Auditors Report ............................................... 5
         Schedule of Investments in Securities - Dec. 31, 2001 ......... 6
         Statement of Assets & Liabilities - Dec. 31, 2001 ............. 7
         Statement of Operations, Year Ended Dec. 31, 2001 ............. 7
         Statement of Change in Net Assets Yrs Ended Dec. 31, 01 & 00 .. 8
         Notes to Financial Statements ................................. 8











                                    FUND HISTORY


VALLEY FORGE FUND, INC. (also referred to as the "Fund") was incorporated in Delaware on June 1, 1971. It became a Pennsylvania corporation via domestica-tion on August 11, 1988. The Fund's registered office is in Wayne, Pa.; mail may be addressed to Box 262, Valley Forge, Pa. 19481.


                   DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

                                  Classification
The Fund is an open-end, totally no-load, non-diversified management investment company.

                          Investment Strategies and Risks
All investment strategies and risks were thoroughly discussed in the Prospectus. No additional strategies and risks exist to be discussed here.

                            Fund Investment Restrictions
Investment restrictions were selected to aid in maintaining the conservative nature of the Fund. These may not be changed except by the approval of a major-ity of the outstanding shares; i.e. a) 67% or more of the voting securities pre-sent at a duly called meeting, if the holders of more than 50% of the outstand-ing voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:
a) Sell senior securities
b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the val-ue of its total assets.
c) Act as underwriter for securities of other issuers except insofar as the Fund Fund may be deemed an underwriter in selling its own portfolio securities.
d) Invest over 25% of its assets at the time of purchase in any one industry.
e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
f) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be con-sidered the making of a loan.
g) Sell securities short.
h) Invest in securities of other investment companies except as part of a mer-ger, consolidation, or purchase of assets approved by the Fund's sharehold-ers or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions.
i) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securi-ties of another issuer.
j) Invest in companies for the purpose of acquiring control.
k) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Advisor owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
l) Pledge, mortgage or hypothecate any of its assets.
m) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
n) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years con-tinuous operation, including the operations of any predecessor.

                  Temporary Defensive Position & Portfolio Turnover
Why and how the Fund assumes defensive positions expectations of the amount and effect of portfolio turnover are discussed on page 2 of our Prospectus.


                           MANAGEMENT OF THE FUND

                             Board of Directors
Shareholders meet annually to elect all members of the Board of Directors, se-lect an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors are in turn responsible for determining that the Fund operates in accordance with its stated objectives, policies, and investment restrictions. The Board appoints officers to run the Fund & selects an Invest-ment Adviser to provide investment advice (See Investment Adviser, pg 5 of the Prospectus). It meets six times a year to review Fund progress & status.

                            ManagementInformation
Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

  Name and Address          Position            Principal Occupation Past 5 Yrs

Bernard B. Klawans       President                 President
1375 Anthony Wayne Dr.   Interested Director       Valley Forge Fund, Inc.
Wayne, PA.               Age 80                    Valley Forge, PA.

Sandra Lee Texter        Treasurer                 Computer Programer
551 Red Coat Lane        Wife of William A. Texter Lockeed Martin
Phoenixville, PA.        Age 51                    King of Prussia, PA.

William A. Texter        Secretary                 Retired Engineering Manager
551 Red Coat Lane        Interested Director
Phoenixville, PA.        Age 55

Victor J. Belanger       Non-Interested Director   VP & Chief Financial Officer
P.O. Box #96,            Age 60                    Linearizer Technologies Inc.
Princeton Jct., NJ.                                Robbinsville, NJ.

Dr. Gerd H. Dahl         Non-Interested Director   Retired Chemist
679 Jefferson Rd.        Age 71
Bryn Mawr, PA.

Dr. James P. King        Non-Interested Director   President
904 Breezwood Lane       Age 70                    Desilube Technology Inc.
Lansdale, PA.                                      Lansdale, PA.

Donald A. Peterson       Non-Interested Director   Retired Engineering Manager
3741 Worthington Rd.     Director
Collegeville, PA.        Age 60

                       Compensation and Sales Load
A total of $2,455 has been paid in 2000 to officers and directors of the Fund to compensate for travel expenses associated with their Fund duties. The Fund does not compensate officers and directors that are affiliated with the Investment Adviser except as they may benefit through payment of the Advisory fee. There are no sales loads whatsoever.

                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                                  Control Persons
There are no companies or persons that control the Fund. The Fund is controll-ed by its Board of Directors and run by its elected officers.

                                Principal Holders
Bernard B. Klawans, the president & director of the Fund, Portfolio Manager and owner of the Investment Adviser owns 8.43% of the Fund. Sandra K. Texter, the Chief Financial Officer owns 7.07% Both may be reached at the Fund's address.

                              Management Ownership
All officers and directors own 20.99% of the outstanding shares of the Fund.


                    INVESTMENT ADVISORY AND OTHER SERVICES

                              Investment Adviser
The Valley Forge Management Corporation acts as the Investment Adviser to the Fund. It is responsible for conducting a continuous review of the portfoli to provide recomendations as to when and to what extent securities should be pur-chased or sold. The Investment Adviser also performs all shareholder service functions and is responsible for the day to day operation of the Fund. In addition, it provided transfer agency, portfolio pricing, adminstration, ac-counting, financial reporting, tax accounting and compliance services for the year ended December 31, 2001.

                               Principal Underwriter
The Investment Adviser acts in the capacity of the Fund's Underwriter.


                     Third-Party Payments and Service Agreements
There are no third party payments of any kind or service agreements with any or-ganization or individual other than the Invesrtment Adviser as described in the previous paragraph.

                            Other Investment Advice
There is no individual or organization that receives remunertion from the In-vestment Adviser or the Fund for providing investment advice except brokers that receive competetive commissions on the purchase and sale of the Fund's securi-ties.

                      Dealer Reallowances and Other Services
There are no dealer reallowances, Rule 12b-1 plans, paid advertising, compensa-tion to underwriters or broker dealers, sales personnel or interest, carring or other finance charges. The Fund does send Prospectuses when it receives unsoli-cited requests and pays Delaware Charter and Gurantee Corp. to act as the Fund's IRA trustee to permit Fund shareholders to hold shares in IRA accounts.


                     BROKERAGE  ALLOCATION AND OTHER PRACTICES

                              Brokerage Transactions
The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price.

                                   Commissions
The Fund has no other fixed policy, formula, method, or criteria which it uses in allocating brokerage business to brokers furnishing materials and services. In its most recently completed year, 2001, the Fund paid $15,806 in brokerage commissions. Brokerage comissions were $16,805 in 2000 and $26,726 in 1999. The Board of Directors evaluates and reviews the reasonableness of brokerage commissions paid semiannually.

                                Brokerage Selection
 The Fund will place all orders for purchase & sale of its portfolio securities through the Fund's President who is answerable to the Fund's Board of Directors. He may select brokers who, in addition to meeting primary requirements of exe-cution and price, may furnish statistical or other factual information and ser-vices, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies, industry studies, statistical analyses, corporate reports, or other forms of as-sistance to the Fund or its Adviser. No effort is made to determine the value of these services or the amount they might have reduced expenses of the Adviser.



                      CAPITAL STOCK AND OTHER SECURITIES
Capital stock and other securities are discussed at length in our Prospectus un-der Section Capital Stock on Page 5.


                 PURCHASE, REDEMPTION, AND PRICING OF SHARES

                              Purchase of Shares
Purchase of Fund shares is discussed at length in the section entitled Purchase of Fund Shares on page 5 of our Prospectus

                            Fund Reorganizations
The Fund was incorporated in Delaware on June 1, 1971. The shareholders voted to become a Pennsylvania corporation via domestication on August 11, 1988. There have been no other reorganization efforts to date.

                   Offering Price and Redemption in Kind
The Fund always trades at the net asset value. That means that the offering and redemption prices are always the same. Details about the offering price are given in the section entitled Pricing of Fund shares on page 5 of our Prospec-tus. Redemption in kind is discussed in the section Redemption of Shares on page 5 of our Prospectus.


                        TAXATION OF THE FUND

Taxation of the Fund is discussed in the section Tax Consequences on page 6 of our Prospectus.


                        UNDERWRITERS OF THE FUND

The Investment Adviser is a registered transfer agent and handles all Fund share purchases and redemptions. There are no direct shareholder charges for these services. Stock certificates will not be issued unless specifically asked for. All shareholder holdings are maintained in book form.


                    CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation: The average ending redeemable values on December 31, 2001 of a hypothetical $1,000 investment made 1 year ago would have been $1,186, at 5 years ago it would have been $1,314 and at 10 years ago it would have been $2.094.

                               Sanville & Company
                          Certified Public Accountants
                               1514 Old York Road
                               Abington PA. 19001
                                  215-884-8460




                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and
Board of Directors of the
Valley Forge Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Val-ley Forge Fund, Inc., ("the Fund") including the schedule of investments as of December 31, 2001, and the related statement of operations, changes in net as-sets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's manage-ment. Our responsibility is to express an opinion on these financial state-ments based on our audits. The statement of changes in net assets for the year ended December 31,2000 and the financial highlights for each of the four years in the period then ended, were audited by other auditors whose report dated Jan-uary 16, 2001 expressed an unqualified opinion on this information.

We conducted our audits in accordance with auditing standards generally accept-ed in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes ex-amining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, verified by examination and by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The Valley Forge Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial high-lights for the period indicated therein in conformity with accounting principles generally accepted in the United States of America.


Abington, Pennsylvania                               \s\ Sanville & Company
February 5, 2002                                  Certified Public Accountants

                             VALLEY FORGE FUND, INC.
                 Schedule of Investmments  - December 31, 2001

COMMON STOCKS                - 61.6%                 Shares           Fair Value

 Conglomerates      -  7.9%
  AOL Time Warner *                                   5,000          $   160,500
  General Electric Corp.                             10,000              400,800
                                                                     ___________
                                                                         561,300
 Manufacturing      - 11.7%
  Abitibi Consolidated                               50,000              366,000
  Cisco Systems *                                    10,000              181,800
  Eastman Kodak                                       5,000              147,150
  EMC Corporation *                                  10,000              134,400
                                                                     ___________
                                                                         829,350
 Metals             -  8.2%
  Barrick Gold Corp                                  21,200              338,140
  Coeur D'Alene Mines *                              17,776               14,221
  Imco Recycleing Inc. *                             21,300              152,295
  Kinross Gold Corporation *                         96,000               72,960
                                                                     ___________
                                                                         577,616
 Miscellaneous      - 14.3%
  Arrow Electronics *                                 5,000              149,500
  Diamond Trust Unit Ser 1                            4,000              399,880
  Hercules Incorporated *                            20,000              200,000
  Ryder Systems                                      12,000              265,800
                                                                     ___________
                                                                       1,015,180
 Retailers          - 16.8%
  Home Depot Incorporated                             5,000              255,050
  Pep Boys                                           24,000              408,720
  Supervalu Inc.                                     24,000              530,880
                                                                     ___________
                                                                       1,194,650
 Telecommunications -  2.7%
  ADC Telecommunications *                           10,000               45,000
  AT&T Corp.                                          8,000              138,000
                                                                     ___________
                                                                         191,020
                                                                     ___________
    TOTAL COMMON STOCKS               (COST $5,809,357)                4,369,116
                                                                     ___________


PREFERRED STOCKS             -  5.6%
  Kinam Gold $3.75 B Convertible Preferred *          8,000               67,280
  Newmont Mining $3.25 Convertible Preferred          7,600              329,460
                                                                     ___________
    TOTAL PREFERRED STOCKS (COST $  394,172)                             396,740
                                                                     ___________
BONDS                        -  2.0%
  Coeur D'Alene Mines 13.3755 12/31/2003            200,000              146,000
                                                                     ___________
    TOTAL BONDS                       (COST $  223,308)                  146,000
                                                                     ___________
     * Non- income producing during the year

  The accompanying footnotes are an integral part of these financial statements

                            VALLEY FORGE FUND, INC.
             Scheule of Investments (Continued) December 31, 2001

U,S. GOVERNMENT OBLIGATIONS  -  6.5%                 Shares           Fair Value
  US Treasury Bond Strips 2/15/27                 2,000,000              460,000
                                                                     ___________
    TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $  506,612)                  460,000

SHORT TERM INVESTMENTS       - 24.3%
  American BVusiness Financial Services, 9.0% **   1,500,000           1,500,000
  Vanguard Prime Money Market Fund                   226,110             226,110
                                                                     ___________
    TOTAL SHORT-TERM INVESTMENTS      (COST $1,726,110)                1,726,110
                                                                     ___________
    TOTAL INVESTMENTS                 (Cost $ 8,656,692)             $ 7,097,966
                                                                     ===========

    * Non-income producing
    ** Redeemable upon request




                            VALLEY FORGE FUND, INC.
               Statement of Assets & Liabilitits - December 31, 2000


ASSETS: Investments in securities, at fair value (cost $8,659,559)   $7,097,966
  Cash                                                                   66,279
  Dividends and interest receivable                                      24,062
                                                                     __________
           Total Assets                                               7,188,307
                                                                     __________


LIABILITIES: Due to Manager (Note 2)                                      6,107
                                                                     __________

NET ASSETS:                                                          $7,182,200
                                                                     ==========

COMPOSITION OF NET ASSETS: Common stock                               $      890
  Paid in capital                                                      8,680,663
  Net unrealized depreciation of securities                          (1,561,593)
  Distributable earnings                                                  62,230
                                                                      __________
NET ASSETS: (equivalent to $7,98 per share based on 900,353
            shares outstading) (Note 4)                               $7,182,200
                                                                      ==========











    The accompanying notes are an integral part of these financial statements

                            VALLEY FORGE FUND, INC.
           Statement of Opereations - Year Ended December 31, 2001

INVESTMENT INCOME: Interest                                           $  240,050
  Dividends                                                               92,140
  Other                                                                   10,188
                                                                      __________
    Total income                                                         342,378


EXPENSES: Investment advisory fee (Note 2)                                66,564
  Professional fees                                                        5,000
  Printing and mailing rxpenses                                            2,422
  Non-interested directors' fees and expenses                              2,455
  Registration fees                                                          432
  Computer expense                                                         4,000
  Taxes                                                                      865
  Other expenses                                                           1,747
                                                                      __________
    Total expenses                                                        83,485


NET INVESTMENT INCOME:                                                   258,893
                                                                      __________
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
  Net realized gain on investment securities                               7,104
  Net increase in unrealized appreciation on investment securities       867,639
                                                                      __________

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:                       874,743
                                                                      __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:                 $1,133,636
                                                                      ==========



                               VALLEY FORGE FUND, INC.
   STATEMENTS OF CHANGES IN NET ASSETS - YEARS ENDED DECEMBER 31, 2,001 & 2000

                                                           2001           2000
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Investment income - net                             $  258,893     $  282,864
  Net realized gain from investment transactions           7,104        409,184
  Unrealized appreciation (depreciation) of investments  867,639     (  697,544)
                                                      __________     __________
    Net inc.(decrease) in net assets from operations   1,133,636     (    5,496)

  Distributions to shareholders                         (277,556)    (  692,038)
  Share transactions (Note 4)                             91,891     (  354,153)
                                                      __________     __________
   Total increase (decrease) in net assets               947,971     (1,051,687)

NET ASSETS: Beginning of year                          6,234,229      7,285,916
                                                      __________     __________
  End of year                                         $7,182,200     $6,234,229
                                                      ==========     ==========

                            THE VALLEY FORGE FUND, INC.
                Notes to Financial Statements - December 31, 2001


  1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 Organization: The Valley Forge Fund, Inc. (the "Fund"), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide apprec-iation through investment in common stocks and securities convertible into com-mon stocks.

 The following summarizes significant accounting policies followed by the Fund.

 Security Valuation: Securities are valued at the last reported sales price or in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the super-vision of the Company's Board of Directors in accordance with methods that have been authorized by the Board. Short-term investments with maturities of 60 days or less are valued at amortize which approximates market value.

 Securities Transactions and Investment Income: Security transactions are re-corded on the dates the transactions are entered into (the trade dates). Re-alized gains and losses on security transactions are determined on the identi-fied cost basis. Dividend income is recorded on the ex-dividend date. Inter-est income is determined on the accrual basis. Discount on fixed income secur-ities is amortized. Zero coupon bonds are amortized to investment income by the interest method. The amortization is included in the cost of investments in determining the net change in unrealized appreciation/depreciation on in-vestments.

 Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date. Permanent book and tax differences relating to shareholder distributions may result in re-classifications to paid in capital and may affect the per-share allocation be-tween net investment income and realized and unrealized gain/loss. Undistribu-ted net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

 Federal Income Taxes: It is the Fund's intention to qualify as a regulated in-vestment company and distribute all of its taxable income. The Fund has com-plied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in the financial statements.

 Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


   2. MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES

Under the terms of the investment management agreement, Valley Forge Management Corp. ("the Manager") has agreed to provide the Fund investment management

                          THE VALLEY FORGE FUND, INC.
          Notes to Financial Statements (Continued) - December 31, 2001

services and be responsible for the day to day operations of the Fund. The Man-ager will receive a fee, payable monthly, for the performances of its services at an annual rate of 1% based on the average daily assets of the Fund. The fee will be accrued daily and paid monthly. A management fee of $66,564 was paid for the year ended December 31,2001.

The Manager provided transfer agency, portfolio pricing, administration, ac-counting, financial reporting, tax accounting, and compliance services to the Fund at no charge for the year ended December 31, 2001.

Mr. Bernard Klawans is the sole owner, director and officer of the Manager and is President of the Fund. He received $4,000 from the Fund for a computer lease in the year ended December 31, 2001.


  3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2001 were $3,960,493 and $3,190,316, respective-ly. At December 31, 2001 net unrealized depreciation for Federal income tax purposes aggregated $1,561,593 of which $428,884 related to unrealized apprecia-tion of securities and $1,990,477 related to unrealized depreciation of securi-ties. The cost of investments at December 31, 2001 for Federal income tax pur-poses was $8,433,449, excluding short-term investments.



  4. CAPITAL SHARE TRANSACTIONS

As of December 31, 2001, there were 10,000,000 shares of $.001 per value capital stock authorized. The total par value and paid-in capital totaled $8,681,563. Transactions in capital stock were as follows for the years ended:

                                       December 31, 2001     December 31, 2000
                                       Shares     Amount     Shares      Amount
                                       -----------------   --------------------
Shares sold                             19,923  $172,133    111,954   $  865,68
Shares issued in dividend reinvestment  33,361   266,278     95,292      668952
Shares redeemed                        (43,668) (346,520)  (246,735) (1,888,789)
                                       _________________________________________
Net increase (decrease)                  9,616  $ 91,891   ( 39,489) ($ 354,153)
                                       =========================================


  5. DISTRIBUTIONS TO SHAREHOLDERS

On December 31, 2001, a distribution of $0.32 per share was paid to shareholders of record on this same date from net investment income.

                                   FORM N-1A
                          PART C - OTHER INFORMATION



                 Contents                                           Page #

      1.  Financial Statements & Exhibits ............................. 1

      2.  Control Persons ............................................. 1

      3.  Number of Shareholders ...................................... 1

      4.  Indemnification ............................................. 1

      5.  Activities of Investment Advisor ............................ 1

      6.  Principal Underwriters ...................................... 1

      7.  Location of Accounts & Records .............................. 1

      8.  Management Services ......................................... 1

      9.  Distribution Expenses ....................................... 1

     10. Undertakings ................................................. 1

     11. Auditor's Consent ............................................ 2

     12. Signatures ................................................... 3



     Exhibits

         Reimbursement Agreements - Officers/Directors ............... 10 ii


























                                     - i -



1. a. Financial Statements - Performance comparisons with the S & P 500, the ef-fect of federal taxes on the net profit and financial information on a per share basis is presented in Part A for 2001. All other financial statements are presented in Part B including:
    SCHEDULE OF INVESTMENTS  - DECEMBER 31, 2001
    STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2001
    STATEMENT OF OPERATIONS - YEAR ENDED DECEMBER 31, 2001
    STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED DECEMBER 31, 2001 & 2000 NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001
   b. Exhibits
       (3.i)    Articles of Incorporation
       (3.ii)   By-Laws
       (10.i)   Investment Advisory Contract
       (10.ii)  Reimbursement Agreements with Officers and/or Directors
       (99.1)   Opinion of Counsel Concerning Fund Securities
   All exhibits are incorporated by reference to post-effective amendment no. 25 of the Securities Act of 1933 except exhibit (10.ii) which is attached.
   The "Consent of Independent Public Accountants" is presented on page two of this section Part C - Other Information.

2. Control Persons - Not applicable

3. Number of Shareholders - There were 707 shareholders of the Valley Forge Fund as of December 31, 2001.

4. Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers & controlling persons of the registrant, the registrant has been advised that, in the o-pinion of the Securities and Exchange Commission, such indemnification is a-gainst public policy as expressed in the Act and is, therefore, unenforce-able. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, of-ficer or controlling person in connection with the securities being register-ed, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jur-isdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

5. Investment Advisor Activity - The Valley Forge Management Corp. currently performs on its Investment Advisory Contracts with the Valley Forge Fund Inc. and The O'Higgins Fund. Mr Bernard Klawans, owner of the Investment Adviser, is also president of the Bookkeeper Corp., Wayne PA that owns apartments in Crum Lynne PA and the Raven Motel in Media PA. In addition, he is part owner of Valley Forge Software Corp. that leases junior and senior public schools student scheduling software.

6. Principal Underwriter - The Investment Adviser acts as the Fund underwriter.

7. Location of Accounts & Records - All fund records are held at corporate head-quarters - 1375 Anthony Wayne Drive, Wayne Pa. 19087 - with the exception of security certificates that are in a safe deposit box at the Commerce Bank, Valley Forge, PA.

8. Not applicable.

9. Distribution Expenses - The fund currently bears no distribution expenses.

10. Not applicable.

                                     - 1 -



                              Sanville & Company
                          Certified Public Accountants
                              1514 Old York Road
                              Abington PA. 19001
                                 215-884-8686



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion by reference in Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Valley Forge Fund, Inc. of our report dated February 5, 2002 on our examination of the Financial Statements of such Company. We also consent to the reference to our firm in such Registration Statement.




Abington Pennsylvania                                 \s\ Sanville & Company
February 5, 2002                                  Certified Public Accountants









































                                     - 2 -



     SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Invest-ment Company Act of 1940, the VALLEY FORGE FUND, Inc. certifies that it meets all of the requirements for effectiveness of this Registration State-ment and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne and State of Pennsylvania, on the 22nd day of March, 2002.


                                                  VALLEY FORGE FUND, INC.


                                                  Bernard B. Klawans,
                                                  President



Pursuant to the requirements of the Securities Act of 1933 and the Ivestment Company Act of 1940, the VALLEY fORGE fUND, INC. certifies that it meets all of the requirements for effetiveness of this Registration Statement and has duly caused this amendment to the Registration to be signed on its behalf by the ubdersigned thereunto duly authorized in the city of Wayns and State of Pennsyl-vania.

Signatures                           Title                            Date


Bernard B. Klawans         President, CEO and Director              03/22/02

Sandra K. Texter           Chief Financial Officer                  03/22/02

William A. Texter          Secretary and Director                   03/22/02

Victor J. Belanger         Director                                 03/22/02

Dr.Gerd H. Dahl            Director                                 03/22/02

Dr. James P. King          Director                                 03/22/02

Donald A. Peterson         Director                                 03/22/02